--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

            OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: DECEMBER 26, 2002
              (DATE OF EARLIEST EVENT REPORTED: NOVEMBER 27, 2002)

                         COMMISSION FILE NUMBER 1-11680

                             ---------------------

                         EL PASO ENERGY PARTNERS, L.P.
             (Exact name of Registrant as Specified in its Charter)

                   DELAWARE                                      76-0396023
         (State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation or Organization)                     Identification No.)

               4 GREENWAY PLAZA                                    77046
                HOUSTON, TEXAS                                   (Zip Code)
   (Address of Principal Executive Offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (832) 676-2600

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     This Form 8-K/A is furnished to amend the Form 8-K filed December 11, 2002, and to update the pro forma financial information previously filed in our Current Reports on Form 8-K discussed in Item 7(a) below.

     On November 27, 2002, we acquired the San Juan assets described below from affiliates of El Paso Corporation, the indirect parent of our general partner, for $782 million, adjusted for capital expenditures and actual working capital acquired, resulting in a net reduction to the purchase price of approximately $6 million. The acquired assets include a natural gas gathering system located in the San Juan Basin of New Mexico, including the remaining interest we did not already own in the Chaco cryogenic natural gas processing plant; natural gas liquids (NGL) transportation and fractionation assets located in Texas; and an oil and natural gas gathering system located in the deeper water regions of the Gulf of Mexico, referred to collectively as the San Juan assets. As part of this transaction, El Paso Corporation is required to repurchase the Chaco plant from us for $77 million in October 2021, and at that time, we will have the right to lease the plant from El Paso Corporation for a period of 10 years with the option to renew the lease annually thereafter. We financed the purchase of these assets with net proceeds from an offering of $200 million of 10 5/8% Senior Subordinated Notes due 2012, borrowings of $237.5 million under our senior secured acquisition term loan, the issuance of $350 million of our newly issued Series C units and currently available funds. Additionally, our general partner contributed $3.5 million to maintain its one percent ownership interest in us.

     We intend to use the acquired San Juan assets in the same manner as they were used immediately prior to our acquisition. The Contribution, Purchase and Sale Agreement pursuant to which we acquired these assets is included as Exhibit 2.A to our Current Report on Form 8-K dated December 11, 2002.

     In accordance with our procedures for evaluating and valuing material acquisitions with El Paso Corporation, our Special Conflicts Committee engaged independent financial advisors and obtained two separate fairness opinions related to the acquisition of the San Juan assets and the issuance of the Series C units. These opinions stated the transaction and the issuance were both fair to us and our unitholders.

     In connection with the acquisition of the San Juan assets and the financing discussed above, we entered into other material agreements, each of which is attached as an exhibit to our Current Report on Form 8-K dated December 11, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired.

     We filed the required financial statements of the assets acquired on our Current Reports on Form 8-K dated August 12, 2002 and November 15, 2002.

     The audited combined financial statements of El Paso Field Services' San Juan Gathering and Processing Businesses, Typhoon Gas Pipeline, Typhoon Oil Pipeline, and Coastal Liquids Partners' NGL Business for the years ended December 31, 2001, 2000 and 1999 are included in our Current Report on Form 8-K dated August 12, 2002.

     The unaudited condensed combined financial statements of El Paso Field Services' San Juan Gathering and Processing Businesses, Typhoon Gas Pipeline, Typhoon Oil Pipeline, and Coastal Liquids Partners' NGL Business at September 30, 2002 and December 31, 2001 and for the nine months ended September 30, 2002 and 2001 are included in our Current Report on Form 8-K dated November 15, 2002.

     (b) Pro forma financial information(1)

     We filed certain pro forma financial information on our Current Reports on Form 8-K described in (a) above. We are updating the previously filed unaudited pro forma financial information with the following unaudited pro forma financial information:

          (1) Unaudited Pro Forma Condensed Consolidated and Combined Balance Sheet at September 30, 2002;

          (2) Unaudited Pro Forma Condensed Consolidated and Combined Statement of Operations for the nine months ended September 30, 2002; and

          (3) Unaudited Pro Forma Condensed Consolidated and Combined Statement of Operations for the year ended December 31, 2001.

     The unaudited pro forma condensed consolidated and combined financial statements are not necessarily indicative of the consolidated financial position or results of operations that we might have realized had the transactions been completed at the beginning of the earliest period presented, nor do they necessarily indicate our consolidated operating results and financial position for any future period.

     The accompanying Notes to the Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements explain the assumptions used in preparing the financial information. Accounting policy differences were not material and, accordingly, such adjustments have not been included in these statements.

     The unaudited pro forma financial information gives effect to the following transactions as if they had occurred as of the beginning of the period presented or as of the balance sheet date:

          (1) The issuance of $350 million of our Series C common units to El Paso Corporation and $198.5 million of 10 5/8% senior subordinated notes due 2012, net of a $1.5 million discount; borrowings of approximately $1.5 million on our revolving credit facility to supplement the discounted funds received from issuing our senior subordinated notes; borrowings of $237.5 million under our senior secured acquisition term loan; debt issuance costs of $12 million relating to the above debt; and the contribution of $3.5 million from our general partner to maintain its one percent ownership interest in us.

          (2) The acquisition of the San Juan assets for a purchase price of $782 million, adjusted for capital expenditures and actual working capital acquired resulting in a net reduction to the purchase price of approximately $6 million. The San Juan assets include gathering, compression and treating assets located in the San Juan Basin of New Mexico, offshore oil and natural gas pipelines located in the Gulf of Mexico and NGL assets located in Texas.

          (3) The increase in the interest rates on our revolving credit facility and EPN Holding's acquisition facility as a result of the amended terms of these agreements.

          (4) The application of $160 million of net proceeds from our senior secured term loan entered into in October 2002 to repay $160 million of our revolving credit facility and of borrowings under our revolving credit facility of $1.6 million for the payment of the associated issuance costs of $1.6 million.

          (5) The issuance in May 2002 of our 8 1/2% Senior Subordinated Notes for net proceeds of approximately $230 million and the issuance in April 2002 of common units for net proceeds of approximately $150 million, including the capital contribution by our general partner to maintain its one percent capital account balance and the application of $375 million of such proceeds to reduce indebtedness under EPN Holding's acquisition facility.

          (6) The repayment in April 2002 of the limited recourse debt of approximately $95 million related to our Prince tension leg platform (TLP) with proceeds from borrowings on our revolving credit facility.

---------------

(1) The terms "we," "our" or "us" as used in these pro forma condensed consolidated and combined financial statements and related notes refer collectively to El Paso Energy Partners, L.P. on a consolidated basis.

          (7) The acquisition in April 2002 of the EPGT Texas intrastate pipeline system and El Paso Field Services' Gathering and Processing Businesses, including 1,300 miles of gathering systems in the Permian Basin and a 42.3 percent non-operating interest in the Indian Basin natural gas processing and treating facility. Total consideration for this transaction was approximately $735 million consisting of a cash payment of approximately $420 million, the sale of our Prince TLP and our approximate 9 percent overriding royalty interest in the Prince Field with a fair value of approximately $190 million, the issuance of approximately $6 million of common units and the assumption of approximately $119 million of indebtedness. In connection with this transaction, we borrowed $535 million under EPN Holding's acquisition facility. Our historical consolidated financial statements include the accounts and results of operations of these assets from the purchase date.

          (8) The acquisition in October 2001 of the remaining 50% equity interest that we did not already own in Deepwater Holdings. The High Island Offshore system and the East Breaks natural gas gathering system became indirect wholly-owned assets through this transaction. The total purchase price was approximately $81 million, consisting of $26 million cash and $55 million of assumed indebtedness. We borrowed approximately $140 million under our revolving credit facility to fund the acquisition and repay Deepwater Holdings' indebtedness. Our historical consolidated financial statements include the accounts and results of operations of these assets from the purchase date.

          (9) The acquisition in October 2001 of interests in the titleholder of, and other interests in, the Chaco cryogenic natural gas processing plant for approximately $198.5 million with funds obtained from our revolving credit facility. The total purchase price was comprised of:

        - A payment of $77.0 million to acquire the Chaco plant from the bank group that provided the financing for the facility; and

        - A payment of $121.5 million to El Paso Field Services, L.P., an El Paso Corporation affiliate, in connection with the execution of a 20-year agreement relating to the processing capacity of the Chaco plant and dedication of natural gas gathered by El Paso Field Services.

          Our historical consolidated financial statements include the accounts and results of operations of this asset from the purchase date. However, upon completing our acquisition of the San Juan assets, our future operating results will be significantly different than our operating results prior to the purchase as follows:

        - The fixed fee revenue of $0.134/dekatherm (Dth) for natural gas processed, currently received by the Chaco plant from El Paso Field Services, will be replaced with actual revenues derived from sales of natural gas on the open market, producing greater volatility in our revenues. Our revenues would have approximated $0.231/Dth, $0.263/Dth and $0.206/Dth had we operated the Chaco plant during the nine months ended September 30, 2002 and the years ended December 31, 2001 and 2000.

        - We will no longer receive revenue from leasing the Chaco plant to El Paso Field Services. We recognized lease revenue of $1.5 million for the nine months ended September 30, 2002 and $598,000 for the year ended December 31, 2001.

        - The unamortized portion of our investment in the processing agreement with El Paso Field Services' San Juan Gathering and Processing Businesses of $115.7 million will be offset by the unamortized portion of deferred revenue recorded by El Paso Field Services' San Juan Gathering and Processing Businesses totaling $115.7 million, thereby eliminating future amortization expense related to this agreement.

          (10) The $133 million acquisition in February 2001 of the South Texas natural gas liquids transportation and fractionation assets from a subsidiary of El Paso Corporation with funds obtained from our revolving credit facility. Our historical consolidated financial statements include the accounts and results of operations of these assets from the purchase date.

          (11) The exclusion of the (i) results of operations and losses on the disposition of Deepwater Holdings' interests in the Stingray and UTOS systems, and the West Cameron Dehydration facility; (ii) results of operations and losses on the disposition of our interests in Nautilus, Manta Ray Offshore, Nemo, Green Canyon and Tarpon as well as interests in two offshore platforms; and (iii) income of $25.4 million we recognized from the related payments from El Paso Corporation. Please see footnote
     (CC) of the following table for further information.

                         EL PASO ENERGY PARTNERS, L.P.

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEET
                             AT SEPTEMBER 30, 2002
                                 (IN THOUSANDS)

                                                                        PRO FORMA
                                                         PRO FORMA       SAN JUAN                   PRO FORMA
                                          EL PASO         INTERIM         ASSET                     SAN JUAN         PRO FORMA
                                           ENERGY        FINANCING     ACQUISITION     SAN JUAN       ASSET           EL PASO
                                       PARTNERS, L.P.   ADJUSTMENTS     FINANCING       ASSETS     ACQUISITION         ENERGY
                                         HISTORICAL         (A)       ADJUSTMENTS(B)      (C)      ADJUSTMENTS     PARTNERS, L.P.
                                       --------------   -----------   --------------   ---------   -----------     --------------
                                                             ASSETS
Current Assets
  Cash and cash equivalents..........    $   22,278      $ 160,000       $350,000      $     --     $(782,000)(D)    $   22,278
                                                          (160,000)       237,500                       5,917 (D)
                                                             1,600        198,484                      (5,917)(D)
                                                            (1,600)         1,516
                                                                            3,535
                                                                           (3,535)
                                                                            6,500
                                                                          (12,000)
  Accounts receivable, net
    Trade............................        41,331             --             --        32,421       (32,421)(D)        41,331
    Affiliates.......................        46,728             --             --         1,867        (1,867)(D)        46,728
  Other current assets...............         9,029             --             --         8,147          (489)(D)        16,687
                                         ----------      ---------       --------      --------     ---------        ----------
        Total current assets.........       119,366             --        782,000        42,435      (816,777)          127,024
Property, plant and equipment, net...     1,798,705             --             --       424,102       466,422 (D)     2,689,229
Investment in processing agreement...       115,678             --             --                    (115,678)(E)            --
Investment in transportation
  agreement..........................            --             --             --        16,495            --            16,495
Investment in unconsolidated
  affiliate..........................        61,618             --             --         1,921         2,071 (D)        65,610
Other noncurrent assets..............        33,580          1,600         12,000         2,410            --            49,590
                                         ----------      ---------       --------      --------     ---------        ----------
        Total assets.................    $2,128,947      $   1,600       $794,000      $487,363     $(463,962)       $2,947,948
                                         ==========      =========       ========      ========     =========        ==========

                                                LIABILITIES AND PARTNERS' CAPITAL
Current liabilities
  Accounts payable
    Trade............................    $   17,282      $      --       $     --      $ 15,173     $ (15,173)(D)    $   17,282
    Affiliates.......................        27,608             --             --         6,215        (6,215)(D)        27,608
  Accrued interest...................        21,640             --             --            --            --            21,640
  Current deferred revenue from
    processing agreement.............            --             --             --         6,075        (6,075)(E)            --
  Other current liabilities..........        31,247             --             --        16,026         7,142 (D)        54,415
                                         ----------      ---------       --------      --------     ---------        ----------
        Total current liabilities....        97,777             --             --        43,489       (20,321)          120,945
Revolving credit facility............       569,000       (160,000)        (3,535)           --        (5,917)(D)       409,164
                                                             1,600          6,500
                                                                            1,516
EPN Holding's acquisition facility...       160,000             --             --            --            --           160,000
Senior secured term loans............            --        160,000        237,500            --            --           397,500
Long-term debt.......................       659,430             --        198,484            --            --           857,914
Deferred revenue processing
  agreement..........................            --             --             --       109,603      (109,603)(E)            --
Other noncurrent liabilities.........        24,939             --             --         6,039           614 (D)        31,592
                                         ----------      ---------       --------      --------     ---------        ----------
        Total liabilities............     1,511,146          1,600        440,465       159,131      (135,227)        1,977,115
Commitments and contingencies
Minority interest....................           914             --             --            --            --               914
Partners' capital....................       616,887             --        350,000            --          (503)(D)       969,919
                                                                            3,535
Owners' net investment...............            --             --             --       328,232      (328,232)(D)            --
                                         ----------      ---------       --------      --------     ---------        ----------
        Total liabilities and
          partners' capital..........    $2,128,947      $   1,600       $794,000      $487,363     $(463,962)       $2,947,948
                                         ==========      =========       ========      ========     =========        ==========

                         EL PASO ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                    (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                                               SUBTOTAL
                                                                PRO FORMA        AFTER                      PRO FORMA
                                         EL PASO                   EPN         PRO FORMA                    SAN JUAN
                                          ENERGY       EPN       HOLDING          EPN        PRO FORMA        ASSET
                                        PARTNERS,    HOLDING      ASSET         HOLDING       INTERIM      ACQUISITION    SAN JUAN
                                           L.P.      ASSETS    ACQUISITION       ASSET       FINANCING      FINANCING      ASSETS
                                        HISTORICAL     (F)     ADJUSTMENTS    ACQUISITION   ADJUSTMENTS    ADJUSTMENTS       (P)
                                        ----------   -------   -----------    -----------   -----------    -----------    ---------
Operating revenues....................   $304,282    $72,236     $    --       $376,518       $    --       $     --      $341,617
Operating expenses
 Cost of natural gas and oil..........     67,268     21,466          --         88,734            --             --       237,167
 Operation and maintenance, net.......     76,531     15,647          --         92,178            --             --        40,675
 Depreciation, depletion and
   amortization.......................     49,939      6,700        (340)(G)     56,368            --             --        19,199
                                                                      69 (H)
                                         --------    -------     -------       --------       -------       --------      --------
                                          193,738     43,813        (271)       237,280            --             --       297,041
                                         --------    -------     -------       --------       -------       --------      --------
Operating income (loss)...............    110,544     28,423         271        139,238            --             --        44,576
                                         --------    -------     -------       --------       -------       --------      --------
Other income (loss)
 Earnings from unconsolidated
   affiliates.........................     10,541         --          --         10,541            --             --         1,154
 Net gain on sale of assets...........       (119)        --          --           (119)           --             --            --
 Other income (expense)...............      1,181        (29)         --          1,152            --             --            --
                                         --------    -------     -------       --------       -------       --------      --------
                                           11,603        (29)         --         11,574            --             --         1,154
                                         --------    -------     -------       --------       -------       --------      --------
Income (loss) before interest, income
 taxes and other charges..............    122,147     28,394         271        150,812            --             --        45,730
                                         --------    -------     -------       --------       -------       --------      --------
Interest and debt expense.............     55,362         --       5,844 (I)     62,062        (3,687)(K)     15,959(N)         --
                                                                     856 (J)                   (2,057)(K)      9,823(N)
                                                                                                6,976(L)       3,300(N)
                                                                                                6,247(M)         269(N)
                                                                                               (5,337)(M)         63(N)
                                                                                                   53(M)        (145)(N)
                                                                                                  240(M)       6,416(O)
                                                                                                               1,424(O)
                                                                                                                 433(O)
                                                                                                                (897)(O)
Minority interest.....................         13         --          --             13            --             --            --
                                         --------    -------     -------       --------       -------       --------      --------
                                           55,375         --       6,700         62,075         2,435         36,645            --
                                         --------    -------     -------       --------       -------       --------      --------
Net income (loss) from continuing
 operations...........................     66,772    $28,394     $(6,429)        88,737       $(2,435)      $(36,645)     $ 45,730
                                                     =======     =======                      =======       ========      ========
Allocation of net income from
 continuing operations to:
 Series B unitholders.................     10,875                                10,875
 General Partner......................     30,245                                30,465
 Series C unitholders.................         --                                    --
                                         --------                              --------
 Limited partners.....................   $ 25,652                              $ 47,397
                                         ========                              ========
Basic and diluted net income per unit
 from continuing operations...........   $   0.61                              $   1.12
                                         ========                              ========
Weighted average basic and diluted
 units outstanding....................     42,373                                42,373
                                         ========                              ========


                                         PRO FORMA      PRO FORMA
                                         SAN JUAN        EL PASO
                                           ASSET         ENERGY
                                        ACQUISITION     PARTNERS,
                                        ADJUSTMENTS       L.P.
                                        -----------     ---------
Operating revenues....................   $(23,016)(Q)   $693,627
                                           (1,492)(Q)
Operating expenses
 Cost of natural gas and oil..........    (23,016)(Q)    307,441
                                            4,556(Q)
 Operation and maintenance, net.......     (1,044)(Q)    127,253
                                           (4,556)(Q)
 Depreciation, depletion and
   amortization.......................     11,656 (R)     87,223
                                         --------       --------
                                          (12,404)       521,917
                                         --------       --------
Operating income (loss)...............    (12,104)       171,710
                                         --------       --------
Other income (loss)
 Earnings from unconsolidated
   affiliates.........................         --         11,695
 Net gain on sale of assets...........         --           (119)
 Other income (expense)...............         --          1,152
                                         --------       --------
                                               --         12,728
                                         --------       --------
Income (loss) before interest, income
 taxes and other charges..............    (12,104)       184,438
                                         --------       --------
Interest and debt expense.............       (245)(Q)    100,897
Minority interest.....................         --             13
                                         --------       --------
                                             (245)       100,910
                                         --------       --------
Net income (loss) from continuing
 operations...........................   $(11,859)        83,528
                                         ========
Allocation of net income from
 continuing operations to:
 Series B unitholders.................                    10,875
 General Partner......................                    39,309
 Series C unitholders.................                     6,635
                                                        --------
 Limited partners.....................                  $ 26,709
                                                        ========
Basic and diluted net income per unit
 from continuing operations...........                  $   0.61
                                                        ========
Weighted average basic and diluted
 units outstanding....................                    44,063
                                                        ========

                         EL PASO ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                    (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                                                       PRO FORMA                      PRO FORMA
                                                                       DEEPWATER       DEEPWATER                    TRANSPORTATION
                                       EL PASO         DEEPWATER       HOLDINGS,       HOLDINGS,      PRO FORMA          AND
                                        ENERGY         HOLDINGS,         L.L.C.         L.L.C.          CHACO       FRACTIONATION
                                    PARTNERS, L.P.       L.L.C        DIVESTITURES    ACQUISITION       PLANT           ASSET
                                      HISTORICAL     HISTORICAL(S)   ADJUSTMENTS(T)   ADJUSTMENTS    ADJUSTMENTS     ADJUSTMENTS
                                    --------------   -------------   --------------   -----------    -----------    --------------
Operating revenues................     $193,406        $ 40,933         $(2,726)        $    --        $20,299(Y)       $5,042(AA)
Operating expenses
  Cost of natural gas and oil.....       51,542              --              --              --             --              --
  Operation and maintenance,
    net...........................       33,279          16,740            (658)             --          5,215(Y)        1,368(AA)
  Depreciation, depletion and
    amortization..................       34,778           8,899            (323)            422 (U)      6,512(Y)          750(AA)
  Asset impairment charge.........        3,921              --              --              --             --              --
                                       --------        --------         -------         -------        -------          ------
                                        123,520          25,639            (981)            422         11,727           2,118
                                       --------        --------         -------         -------        -------          ------
Operating income (loss)...........       69,886          15,294          (1,745)           (422)         8,572           2,924
                                       --------        --------         -------         -------        -------          ------
Other income (loss)
  Earnings from unconsolidated
    affiliates....................        8,449              --              --           9,925 (V)         --              --
  Net (loss) gain on sale of
    assets........................      (11,367)        (21,453)         21,453              --             --              --
  Other income (expense)..........       28,726              68              --              --             --              --
                                       --------        --------         -------         -------        -------          ------
                                         25,808         (21,385)         21,453           9,925             --              --
                                       --------        --------         -------         -------        -------          ------
Income (loss) before interest,
  income taxes and other
  charges.........................       95,694          (6,091)         19,708           9,503          8,572           2,924
                                       --------        --------         -------         -------        -------          ------
  Interest and debt expense.......       41,542           5,936              --          (5,936)(W)      7,072(Z)        1,702(BB)
                                                                                          4,988 (X)
  Minority interest...............          100              --              --              --             --              --
  Income tax benefit..............           --              --              --              --             --              --
                                       --------        --------         -------         -------        -------          ------
                                         41,642           5,936              --            (948)         7,072           1,702
                                       --------        --------         -------         -------        -------          ------
Net income (loss) from continuing
  operations......................       54,052        $(12,027)        $19,708         $10,451        $ 1,500          $1,222
                                                       ========         =======         =======        =======          ======
Allocation of net income from
  continuing operations to:
  Series B unitholders............       17,228
  General Partner.................       24,650
  Series C unitholders............           --
                                       --------
  Limited Partners................     $ 12,174
                                       ========
Basic and diluted net income per
  unit from continuing
  operations......................     $   0.35
                                       ========
Weighted average basic and diluted
  units outstanding...............       34,376
                                       ========


                                    OTHER GULF OF
                                       MEXICO          PRO FORMA
                                     DIVESTITURE       AFTER 2001
                                     ADJUSTMENTS      TRANSACTIONS
                                    -------------     ------------
Operating revenues................    $     --          $256,954
Operating expenses
  Cost of natural gas and oil.....          --            51,542
  Operation and maintenance,
    net...........................          --            55,944
  Depreciation, depletion and
    amortization..................          --            51,038
  Asset impairment charge.........          --             3,921
                                      --------          --------
                                            --           162,445
                                      --------          --------
Operating income (loss)...........          --            94,509
                                      --------          --------
Other income (loss)
  Earnings from unconsolidated
    affiliates....................          --            18,374
  Net (loss) gain on sale of
    assets........................      11,367 (CC)           --
  Other income (expense)..........     (25,404)(CC)        3,390
                                      --------          --------
                                       (14,037)           21,764
                                      --------          --------
Income (loss) before interest,
  income taxes and other
  charges.........................     (14,037)          116,273
                                      --------          --------
  Interest and debt expense.......          --            55,304
  Minority interest...............          --               100
  Income tax benefit..............          --                --
                                      --------          --------
                                            --            55,404
                                      --------          --------
Net income (loss) from continuing
  operations......................    $(14,037)           60,869
                                      ========
Allocation of net income from
  continuing operations to:
  Series B unitholders............                        17,228
  General Partner.................                        24,717
  Series C unitholders............                            --
                                                        --------
  Limited Partners................                      $ 18,924
                                                        ========
Basic and diluted net income per
  unit from continuing
  operations......................                      $   0.55
                                                        ========
Weighted average basic and diluted
  units outstanding...............                        34,376
                                                        ========

                         EL PASO ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                    (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                                              SUBTOTAL
                                                              PRO FORMA         AFTER                          PRO FORMA
                                                                 EPN          PRO FORMA                        SAN JUAN
                                                    EPN        HOLDING           EPN         PRO FORMA           ASSET
                                    PRO FORMA     HOLDING       ASSET          HOLDING      EPN INTERIM       ACQUISITION
                                    AFTER 2001     ASSETS    ACQUISITION        ASSET        FINANCING         FINANCING
                                   TRANSACTIONS     (F)      ADJUSTMENTS     ACQUISITION    ADJUSTMENTS       ADJUSTMENTS
                                   ------------   --------   -----------     -----------   --------------     -----------
Operating revenues................   $256,954     $344,689    $     --        $601,643        $    --          $     --
Operating expenses
 Cost of natural gas and oil......     51,542      188,582          --         240,124             --                --
 Operation and maintenance, net...     55,944       66,615          --         122,559             --                --
 Depreciation, depletion and
   amortization...................     51,038       32,305      (2,236)(G)      81,383             --                --
                                                                   276 (H)
 Asset impairment charge..........      3,921           --          --           3,921             --                --
                                     --------     --------    --------        --------        -------          --------
                                      162,445      287,502      (1,960)        447,987             --                --
                                     --------     --------    --------        --------        -------          --------
Operating income (loss)...........     94,509       57,187       1,960         153,656             --                --
                                     --------     --------    --------        --------        -------          --------
Other income (loss)
 Earnings from unconsolidated
   affiliates.....................     18,374           --          --          18,374             --                --
 Net (loss) gain on sale of
   assets.........................         --           --          --              --             --                --
 Other income (expense)...........      3,390       (5,026)         --          (1,636)            --                --
                                     --------     --------    --------        --------        -------          --------
                                       21,764       (5,026)         --          16,738             --                --
                                     --------     --------    --------        --------        -------          --------
Income (loss) before interest,
 income taxes and other charges...    116,273       52,161       1,960         170,394             --                --
                                     --------     --------    --------        --------        -------          --------
 Interest and debt expense........     55,304           --      23,701 (I)      82,479         (9,968)(K)        21,337(N)
                                                                 3,474 (J)                     (6,645)(K)        20,235 (N)
                                                                                               18,860(L)          4,400(N)
                                                                                                8,352(M)            554(N)
                                                                                               (7,136)(M)           129(N)
                                                                                                   71(M)           (301)(N)
                                                                                                  320(M)          3,998(O)
                                                                                                                  6,544(O)
                                                                                                                 16,082(O)
                                                                                                                 (1,151)(O)
 Minority interest................        100           --          --             100             --                --
 Income tax (benefit) expense.....         --          (24)         --             (24)            --                --
                                     --------     --------    --------        --------        -------          --------
                                       55,404          (24)     27,175          82,555          3,854            71,827
                                     --------     --------    --------        --------        -------          --------
Net income (loss) from continuing
 operations.......................     60,869     $ 52,185    $(25,215)         87,839        $(3,854)         $(71,827)
                                                  ========    ========                        =======          ========
Allocation of net income from
 continuing operations to:
 Series B unitholders.............     17,228                                   17,228
 General Partner..................     24,717                                   25,628
 Series C unitholders.............         --                                       --
                                     --------                                 --------
 Limited Partners.................   $ 18,924                                 $ 44,983
                                     ========                                 ========
Basic and diluted net income per
 unit from continuing
 operations.......................   $   0.55                                 $   1.30
                                     ========                                 ========
Weighted average basic and diluted
 units outstanding................     34,376                                   34,535
                                     ========                                 ========


                                                SAN JUAN
                                                  ASSET            EL PASO
                                    SAN JUAN   ACQUISITION          ENERGY
                                     ASSETS     PRO FORMA       PARTNERS, L.P.
                                      (P)      ADJUSTMENTS        PRO FORMA
                                    --------   -----------      --------------
Operating revenues................  $324,996    $ (6,469)(Q)       $899,273
                                                    (598)(Q)
                                                 (20,299)(Q)
Operating expenses
 Cost of natural gas and oil......   140,924      (6,469)(Q)        376,098
                                                   1,519 (Q)
 Operation and maintenance, net...    61,172      (4,311)(Q)        172,686
                                                  (5,215)(Q)
                                                  (1,519)(Q)
 Depreciation, depletion and
   amortization...................    22,651      15,541 (R)        119,575
 Asset impairment charge..........        --          --              3,921
                                    --------    --------           --------
                                     224,747        (454)           672,280
                                    --------    --------           --------
Operating income (loss)...........   100,249     (26,912)           226,993
                                    --------    --------           --------
Other income (loss)
 Earnings from unconsolidated
   affiliates.....................     2,177          --             20,551
 Net (loss) gain on sale of
   assets.........................        --          --                 --
 Other income (expense)...........        --          --             (1,636)
                                    --------    --------           --------
                                       2,177          --             18,915
                                    --------    --------           --------
Income (loss) before interest,
 income taxes and other charges...   102,426     (26,912)           245,908
                                    --------    --------           --------
 Interest and debt expense........        --        (504)(Q)        157,656
 Minority interest................        --          --                100
 Income tax (benefit) expense.....        23          --                 (1)
                                    --------    --------           --------
                                          23        (504)           157,755
                                    --------    --------           --------
Net income (loss) from continuing
 operations.......................  $102,403    $(26,408)            88,153
                                    ========    ========
Allocation of net income from
 continuing operations to:
 Series B unitholders.............                                   17,228
 General Partner..................                                   38,819
 Series C unitholders.............                                    6,929
                                                                   --------
 Limited Partners.................                                 $ 25,177
                                                                   ========
Basic and diluted net income per
 unit from continuing
 operations.......................                                 $   0.65
                                                                   ========
Weighted average basic and diluted
 units outstanding................                                   38,619
                                                                   ========

                         EL PASO ENERGY PARTNERS, L.P.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

BALANCE SHEET ADJUSTMENTS

  INTERIM FINANCING

     A To record the application of $160 million of net proceeds from our senior secured term loan entered into in October 2002 which we used to pay down a portion of our revolving credit facility and the borrowings under our revolving credit facility of $1.6 million for the payment of the associated issuance costs of $1.6 million.

  SAN JUAN ASSET ACQUISITION FINANCING

     B To record the proceeds from (1) issuing $350 million of our Series C common units to El Paso Corporation; (2) entering into a $237.5 million senior secured acquisition term loan; (3) issuing 10 5/8% senior subordinated notes due 2012, net of a $1.5 million discount for net proceeds of $198.5 million; (4) borrowings of $1.5 million on our revolving credit facility to supplement the discounted funds received from issuing our 10 5/8% senior subordinated notes due 2012; (5) the contribution by our general partner of $3.5 million to maintain its one percent ownership interest in us, which we used to pay down our revolving credit facility; and (6) drawing $6.5 million on our revolving credit facility for payment of a portion of the $12 million of issuance costs associated with the above debt.

  SAN JUAN ASSET ACQUISITION

     C This column represents the unaudited historical condensed combined balance sheet for the San Juan asset acquisition, which includes the El Paso Field Services' San Juan Gathering and Processing Businesses, Typhoon Gas Pipeline, Typhoon Oil Pipeline and the Coastal Liquids Partners' NGL Business.

     D To record our purchase of the San Juan assets for $782 million, adjusted for capital expenditures and actual working capital acquired, for a net reduction to the purchase price of approximately $6 million. We acquired all the historical property, plant and equipment, the natural gas imbalance receivables and payables, the investments in transportation agreements and in unconsolidated affiliate, and the environmental liabilities on the combined balance sheet. We recorded an excess purchase price of $466 million related to the acquisition of these assets. Additionally, we used approximately $6 million received for preliminary settlement of capital expenditure and working capital items to pay down our revolving credit facility.

     E To eliminate the intercompany accounts and transactions as a result of our acquisition of the San Juan assets.

STATEMENT OF OPERATIONS ADJUSTMENTS

 EPN HOLDING ASSET ACQUISITION AND PRINCE SALE

     F This column represents the unaudited historical condensed combined statement of operations for the three months ended March 31, 2002 and the audited historical combined statement of operations for the year ended December 31, 2001, for the EPN Holding asset acquisition, which includes EPGT Texas, L.P., El Paso Gas Storage Company, El Paso Hub Services Company, and the El Paso Field Services gathering and processing businesses. The operating results for the EPN Holding assets acquired are included in the El Paso Energy Partners, L.P. historical operating results from the acquisition date in April 2002.

     G To record the reduction in depreciation expense related to the communications assets not included in our EPN Holding asset acquisition.

     H To record additional depreciation expense resulting from increased basis of $10.8 million to property, plant and equipment relating to our EPN Holding asset acquisition. Such property, plant and equipment will

                         EL PASO ENERGY PARTNERS, L.P.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
         CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

be depreciated on a straight line basis over the remaining useful lives of the assets which approximates 40 years.

     I To record the increase in interest expense related to our additional borrowings of $535 million under EPN Holding's acquisition facility to fund the EPN Holding asset acquisition. This amount was calculated based on the interest rate on EPN Holding's acquisition facility at March 31, 2002, which was approximately 4.43%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.7 million.

     J To record the increase in interest expense resulting from our additional borrowings of $99 million under our revolving credit facility for use in repaying our limited recourse term loan related to our Prince TLP of $95 million and our EPN Holding asset acquisition of $4 million. This amount was calculated based on the interest rate on our revolving credit facility at March 31, 2002, which was approximately 3.50%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.1 million.

  EPN INTERIM FINANCING ADJUSTMENTS

     K To record the decrease in interest expense related to our use of $375 million of proceeds from our May 2002 issuance of 8 1/2% Senior Subordinated Notes and our April 2002 common unit issuance, including the capital contribution by our general partner to maintain its one percent capital account balance, to repay $375 million of indebtedness under EPN Holding's acquisition facility. We calculated this amount based on the interest rate on EPN Holding's acquisition facility at March 31, 2002, which was approximately 4.43%.

     L To record the increase in interest expense related to our May 2002 issuance of $230 million of 8 1/2% Senior Subordinated Notes, the proceeds of which were used to reduce $225 million of indebtedness under EPN Holding's acquisition facility and the remainder for general partnership purposes.

     M To record the increase in interest expense resulting from borrowing $160 million under our senior secured term loan and the corresponding decrease in interest expense resulting from paying down our revolving credit facility by $160 million. Additionally, we reflected the increase in interest expense resulting from borrowing $1.6 million on our revolving credit facility to pay our debt issuance costs, which we are amortizing to interest expense over the five year term of the loan. The interest was computed based on an effective interest rate of 5.22% for our senior secured term loan, which was the effective rate at our October 2002 borrowing and an effective rate of 4.46% for our revolving credit facility, the weighted average rate on September 30, 2002. A change in the rate of 0.125% would impact our annual operating results by $0.2 million.

  SAN JUAN ASSET ACQUISITION FINANCING

     N To record the increase in interest expense resulting from: (1) the issuance of $198.5 million of senior subordinated notes due 2012, net of a $1.5 million discount; (2) borrowings of $237.5 million under our senior secured acquisition term loan; (3) amortization of $12 million for issuance costs associated with the above debt; (4) borrowings of $6.5 million from our revolving credit facility to pay for the closing costs associated with issuing the above debt; and (5) borrowings of $1.5 million from our revolving credit facility to supplement the discounted funds received from issuing our 10 5/8% senior subordinated notes due 2012.

     In addition, we decreased interest expense for the repayment of $3.5 million on our revolving credit facility from proceeds we received from our general partner using interest rates of 5.53% for 2002 and 8.52% for 2001, which represent the weighted average interest rates we would have incurred on our revolving credit facility had the amended terms of the agreement been in effect for the periods presented as discussed in "O" below. Interest expense was computed using an effective rate of 10.75% for our 10 5/8% senior subordinated notes due 2012, which were issued at a discount. We used effective rates of 5.53% for 2002 and 8.52% for 2001 for the senior secured acquisition term loan, which represent the weighted average interest rates we would

                         EL PASO ENERGY PARTNERS, L.P.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
         CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

have incurred had the loan been outstanding during the periods presented. A change in any of the above variable rates by 0.125% would impact our annual operating results by $0.3 million. The following tables present the interest expense we expect to have realized from incurring the above debt and amortizing the related debt issuance costs during the periods presented (dollars in thousands):

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
-----------------------------------------------------------------------
            EFFECTIVE   PRO FORMA     DEBT                AMORTIZATION
PRINCIPAL   INTEREST    INTEREST    ISSUANCE              OF DEBT ISSUE
 BALANCE      RATE       EXPENSE     COSTS       TERM         COSTS
---------   ---------   ---------   --------   --------   -------------
$198,474      10.75%     $15,959    $ 4,000    10 years      $  300
$237,500       5.53%       9,823    $ 8,000     2 years       3,000
                         -------    -------                  ------
                         $25,782    $12,000                  $3,300
                         =======    =======                  ======

             FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
-----------------------------------------------------------------------
            EFFECTIVE   PRO FORMA     DEBT                AMORTIZATION
PRINCIPAL   INTEREST    INTEREST    ISSUANCE              OF DEBT ISSUE
 BALANCE      RATE       EXPENSE     COSTS       TERM         COSTS
---------   ---------   ---------   --------   --------   -------------
$198,474      10.75%     $21,337    $ 4,000    10 years      $  400
$237,500       8.52%      20,235      8,000     2 years       4,000
                         -------    -------                  ------
                         $41,572    $12,000                  $4,400
                         =======    =======                  ======

     O To reflect the incremental changes in historical and pro forma interest expense resulting from amendments to the revolving credit facility and EPN Holding's acquisition facility we entered into in connection with our acquisition of the San Juan assets.

     We agreed to pay interest at rates of LIBOR plus 3.50% on Eurodollar loans, or a variable base rate plus 2.25%. The historical add-on rates during the nine months ended September 30, 2002 and the year ended December 31, 2001 were LIBOR plus amounts ranging from 1.5% to 2.5% for Eurodollar loans or a variable base rate plus 0.75%. The pro forma weighted average interest rates represent the interest rates which we would have incurred during the nine months ended September 30, 2002 and the year ended December 31, 2001 had the amended terms of the revolving credit facility and EPN Holding's acquisition facility agreements been in effect during those periods.

                         EL PASO ENERGY PARTNERS, L.P.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
         CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables reflect the incremental interest expense we would have incurred under the amended terms of our revolving credit facility and EPN Holding's acquisition facility had they been in effect for the nine months ended September 30, 2002 and the year ended December 31, 2001 (dollars in thousands):

                                                         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                    --------------------------------------------------------------------------------------
                                                                  HISTORICAL AND     PRO FORMA      REVISED     PRO FORMA
                                     WEIGHTED      HISTORICAL       PRO FORMA        WEIGHTED      PRO FORMA   INCREMENTAL
                                      AVERAGE        AVERAGE         INTEREST         AVERAGE      INTEREST     INTEREST
                                    OUTSTANDING   INTEREST RATE      EXPENSE       INTEREST RATE    EXPENSE      EXPENSE
                                    -----------   -------------   --------------   -------------   ---------   -----------
Revolving credit facility.........   $ 457,861        3.66%(A)       $12,523           5.53%(K)     $18,939      $ 6,416
                                     =========                       =======                        =======      =======
EPN Holding's acquisition facility
  Borrowings under EPN Holding's
    acquisition facility..........   $ 535,000
    Pre-acquisition pro forma
      interest....................                    4.43%(B)       $ 5,844           5.62%(L)     $ 7,414      $ 1,570
    Historical interest on $535
      million.....................                    4.43%(B)         1,493(H)        5.62%(L)       1,895          402
    Historical interest on $385
      million.....................                    4.43%(B)         1,028(I)        5.62%(L)       1,304          276
    Historical interest on $160
      million.....................                    4.43%(B)         2,680(J)        5.62%(L)       3,400          720
  Repayment with proceeds from
    $230 million senior
    subordinated notes issued.....    (225,000)       4.43%(B)        (3,687)          5.62%(L)      (4,677)        (990)
  Repayment with proceeds from
    common unit offering..........    (150,000)       4.43%(B)        (2,057)          5.62%(L)      (2,611)        (554)
                                     ---------                       -------                        -------      -------
                                     $ 160,000                       $ 5,301                        $ 6,725      $ 1,424
                                     =========                       =======                        =======      =======
Borrowings under revolving credit
  facility for repayment of Prince
  TLP term loan...................   $  99,000        3.51%(C)       $   856           5.53%(K)     $ 1,289      $   433
                                     =========                       =======                        =======      =======
$160 million senior secured term
  loan
  Borrowings under senior secured
    term loan.....................   $ 160,000        5.22%(D)       $ 6,247           5.53%(K)     $ 6,618      $   371
  Repayment of revolving credit
    facility......................    (160,000)       4.46%(E)        (5,337)          5.53%(K)      (6,618)      (1,281)
  Borrowing to pay debt issue
    costs.........................       1,600        4.46%(E)            53           5.53%(K)          66           13
                                     ---------                       -------                        -------      -------
                                     $   1,600                       $   963                        $    66      $  (897)
                                     =========                       =======                        =======      =======

                                                         FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
                                       ----------------------------------------------------------------------------------
                                                                                      PRO FORMA
                                                                     HISTORICAL AND   WEIGHTED     REVISED     PRO FORMA
                                        WEIGHTED      HISTORICAL       PRO FORMA       AVERAGE    PRO FORMA   INCREMENTAL
                                         AVERAGE        AVERAGE         INTEREST      INTEREST    INTEREST     INTEREST
                                       OUTSTANDING   INTEREST RATE      EXPENSE        RATE(K)     EXPENSE      EXPENSE
                                       -----------   -------------   --------------   ---------   ---------   -----------
Revolving credit facility............   $ 208,762        6.60%(A)       $13,782         8.52%     $ 17,780      $ 3,998
                                        =========                       =======                   ========      =======
EPN Holding's acquisition facility
  Borrowings under EPN Holding's
    acquisition facility.............   $ 535,000        4.43%(B)       $23,701         8.52%     $ 45,584      $21,883
  Repayment with proceeds from $230
    million senior subordinated notes
    issued...........................    (225,000)       4.43%(B)        (9,968)        8.52%      (19,171)      (9,203)
  Repayment with proceeds from common
    unit offering....................    (150,000)       4.43%(B)        (6,645)        8.52%      (12,781)      (6,136)
                                        ---------                       -------                   --------      -------
                                        $ 160,000                       $ 7,088                   $ 13,632      $ 6,544
                                        =========                       =======                   ========      =======

                         EL PASO ENERGY PARTNERS, L.P.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
         CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

                                                         FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
                                       ----------------------------------------------------------------------------------
                                                                                      PRO FORMA
                                                                     HISTORICAL AND   WEIGHTED     REVISED     PRO FORMA
                                        WEIGHTED      HISTORICAL       PRO FORMA       AVERAGE    PRO FORMA   INCREMENTAL
                                         AVERAGE        AVERAGE         INTEREST      INTEREST    INTEREST     INTEREST
                                       OUTSTANDING   INTEREST RATE      EXPENSE        RATE(K)     EXPENSE      EXPENSE
                                       -----------   -------------   --------------   ---------   ---------   -----------
Revolving credit facility borrowings
  Purchase of 50 percent interest in
    Deepwater Holdings...............   $ 140,000        4.47%(F)       $ 4,988         8.52%     $  9,510      $ 4,522
  Purchase Chaco cryogenic natural
    gas processing plant.............     198,500        4.47%(F)         7,072         8.52%       13,483        6,411
  Purchase NGL transportation and
    fractionation assets.............     133,000        7.68%(G)         1,702         8.52%        1,889          187
  Repayment of Prince TLP term
    loan.............................      99,000        3.51%(C)         3,473         8.52%        8,435      $ 4,962
                                        ---------                       -------                   --------      -------
                                        $ 570,500                       $17,235                   $ 33,317      $16,082
                                        =========                       =======                   ========      =======
$160 million senior secured term loan
  Borrowings under senior secured
    term loan........................   $ 160,000        5.22%(D)       $ 8,352         8.52%     $ 13,633      $ 5,281
  Repayment of EPN revolving credit
    facility.........................    (160,000)       4.46%(E)        (7,136)        8.52%      (13,633)      (6,497)
  Borrowing to pay debt issue
    costs............................       1,600        4.46%(E)            71         8.52%          136           65
                                        ---------                       -------                   --------      -------
                                        $   1,600                       $ 1,287                   $    136      $(1,151)
                                        =========                       =======                   ========      =======

---------------

(A) Represents the daily average interest rate on amounts outstanding during the nine months ended September 30, 2002 and twelve months ended December 31, 2001.

(B) Represents the effective interest rate on EPN Holding's acquisition facility at March 31, 2002.

(C) Represents the interest rate on our revolving credit facility at March 31, 2002.

(D) Represents the interest rate on our $160 million senior secured term loan at our initial borrowing on October 16, 2002.

(E) Represents the average interest rate on amounts outstanding under our revolving credit facility at September 30, 2002.

(F) Represents the average interest rate on amounts outstanding under our revolving credit facility at September 30, 2001.

(G) Represents the average interest rate on amounts outstanding under our revolving credit facility at March 31, 2001.

(H) Represents the historical interest expense incurred on $535 million outstanding under EPN Holding's acquisition facility for the period from April 1, 2002 through April 23, 2002, at which time $150 million was repaid.

(I) Represents the historical interest expense incurred on $385 million outstanding under EPN Holding's acquisition facility for the period from April 23, 2002 through May 15, 2002, at which time $225 million was repaid.

(J) Represents the historical interest expense incurred on $160 million outstanding under EPN Holding's acquisition facility for the period from May 15, 2002 through September 30, 2002.

(K) Represents the weighted average interest rate on amounts outstanding under our revolving credit facility for the nine months ended September 30, 2002 and twelve months ended December 31, 2001 had the add-on rates of 3.5% for Eurodollar loans and 2.25% for alternate base rate loans been in effect pursuant to the amended credit facility agreement.

(L) Represents the weighted average interest rate on amounts outstanding under EPN Holding's acquisition facility from April 8, 2002 through September 30, 2002 had the add-on rates of 3.5% for Eurodollar loans and 2.25% for alternate base rate loans been in effect pursuant to EPN Holding's amended acquisition facility agreement.

  SAN JUAN ASSET ACQUISITION

     P This column represents the unaudited condensed combined statement of operations for the nine months ended September 30, 2002 and the audited combined statement of operations for the year ended December 31, 2001 of the San Juan assets acquired.

                         EL PASO ENERGY PARTNERS, L.P.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
         CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     Q To eliminate intercompany accounts and transactions resulting from our acquisition of the San Juan assets and to reflect the reduction in interest expense resulting from repayment of approximately $6 million on our revolving credit facility from proceeds received from settlement of working capital and capital expenditure items.

     R To record additional depreciation expense resulting from increased basis of $466 million to property, plant and equipment relating to our acquisition of the San Juan assets. Such property, plant and equipment will be depreciated on a straight-line basis over the remaining useful lives of the assets which approximates 30 years.

  DEEPWATER HOLDINGS TRANSACTION

     S This column represents the unaudited historical Deepwater Holdings, L.L.C. consolidated statement of operations.

     T To eliminate the results of operations of Stingray, UTOS and the West Cameron dehydration facility, our associated equity earnings from these assets, and the effect of the non-recurring loss related to the sales of these assets. See note (CC) to this table.

     U To record depreciation expense associated with the allocation of the excess purchase price assigned to Deepwater Holdings' property, plant and equipment relating to our acquisition of the additional interest in Deepwater Holdings. Such property, plant and equipment will be depreciated on a straight line basis over the remaining useful lives of the assets which approximate 30 years.

     V To eliminate our equity losses from our investment in Deepwater Holdings prior to our acquisition of the remaining 50 percent interest in Deepwater Holdings.

     W To record the elimination of the historical interest expense related to Deepwater Holdings' credit facility which was repaid and terminated.

     X To record the increase in interest expense due to additional borrowings of approximately $140 million under our revolving credit facility to fund the acquisition of El Paso Corporation's 50 percent interest in Deepwater Holdings and to repay Deepwater Holdings' credit facility. The amount was calculated based on the interest rate on our revolving credit facility at September 30, 2001, which was approximately 4.5%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.2 million.

 CHACO PLANT TRANSACTION

     Y To record the results of operations of the Chaco plant. In connection with the October 2001 acquisition of our interests in this asset, we secured a fixed rate processing agreement from El Paso Field Services, an affiliate of our general partner, to process natural gas for the next twenty years. Our pro forma processing revenues are based on the contract price assuming historical daily volumes for the respective period. Also, we expect to incur annual operating expenses related to the Chaco plant of approximately $7 million per year. Our depreciation and amortization estimate is based on the total cost of the plant of $77 million assuming a remaining life of 30 years and the processing agreement of $121.5 million assuming a remaining 20 year life.

     Z To record the increase in interest expense due to additional borrowings under our revolving credit facility to fund the acquisition of the Chaco plant for $198.5 million. The amount was calculated based on the interest rate on our revolving credit facility at September 30, 2001, which was approximately 4.5%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.3 million.

                         EL PASO ENERGY PARTNERS, L.P.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
         CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

 TRANSPORTATION AND FRACTIONATION ASSET TRANSACTION

     AA To record the results of operations of the NGL transportation and fractionation assets acquired in February 2001.

     BB To record the increase in interest expense related to our additional borrowings under our revolving credit facility to fund the acquisition of the NGL transportation and fractionation assets for $133 million. This amount was calculated based on the interest rate on our revolving credit facility at March 31, 2001, which was approximately 7.68%. A change in the rate of 0.125% would impact our annual results of operations by approximately $0.2 million.

 OTHER GULF OF MEXICO ASSET DIVESTITURE TRANSACTIONS

     CC To eliminate the results of operations of Nautilus, Manta Ray Offshore, Nemo, Green Canyon and Tarpon and the effect of the non-recurring items, related to the losses on the sales of these assets and the $25.4 million additional consideration received from El Paso Corporation. We believe that the exclusion of (1) the results of operations of Deepwater Holdings, L.L.C.'s (one of our joint ventures) interests in the Stingray and UTOS systems and the West Cameron dehydration facility (described in note (T) above), which were sold in 2001; (2) the results of operations of our interests in the Nautilus, Manta Ray Offshore, Nemo, Green Canyon and Tarpon systems as well as our interest in two offshore platforms, which were sold in 2001; and (3) losses on the dispositions described in (1) and (2) above and income of $25.4 million we recognized from payments by El Paso Corporation as additional consideration for those dispositions is appropriate for this presentation because those dispositions were non-recurring events. We have not disposed of assets in that manner in the past, and we have no plans to dispose of assets similarly in the future; rather, these dispositions were a forced sale, required because of antitrust concerns in connection with the 2001 merger of El Paso Corporation and The Coastal Corporation.

     (c) Exhibits.

     Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk; all exhibits not so designated are incorporated herein by reference to a prior filing as indicated.

    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------
2.A                 Contribution, Purchase and Sale Agreement by and between El
                    Paso Corporation and El Paso Energy Partners, L.P. dated
                    November 21, 2002 (Exhibit 2.A to our Current Report on Form
                    8-K dated December 11, 2002).
3.B                 Second Amended and Restated Agreement of Limited Partnership
                    effective as of August 31, 2000 (Exhibit 3.B to our Current
                    Report on Form 8-K dated March 6, 2001).
3.B.1               First Amendment to the Second Amended and Restated Agreement
                    of Limited Partnership dated November 27, 2002 (Exhibit
                    3.B.1 to our Current Report on Form 8-K dated December 11,
                    2002).
4.G                 Registration Rights Agreement by and between El Paso
                    Corporation and El Paso Energy Partners, L.P. dated as
                    November 27, 2002 (Exhibit 4.G to our Current Report on Form
                    8-K dated December 11, 2002).
4.H                 A/B Exchange Registration Rights Agreement by and among El
                    Paso Energy Partners, L.P., El Paso Energy Partners Finance
                    Corporation, the Subsidiary Guarantors party thereto, J.P.
                    Morgan Securities Inc., Goldman, Sachs & Co., UBS Warburg
                    LLC and Wachovia Securities, Inc. dated as of November 27,
                    2002 (Exhibit 4.H to our Current Report on Form 8-K dated
                    December 11, 2002).
4.I                 Indenture dated as of November 27, 2002 by and among El Paso
                    Energy Partners, L.P., El Paso Energy Partners Finance
                    Corporation, the Subsidiary Guarantors named therein and
                    JPMorgan Chase Bank, as Trustee (Exhibit 4.I to our Current
                    Report on Form 8-K dated December 11, 2002).
10.A                Amended and Restated General and Administrative Services
                    Agreement by and between DeepTech International Inc., El
                    Paso Energy Partners Company and El Paso Field Services,
                    L.P. dated November 27, 2002 (Exhibit 10.A to our Current
                    Report on Form 8-K dated December 11, 2002).
10.R                Purchase Agreement by and among El Paso Energy Partners,
                    L.P., El Paso Energy Partners Finance Corporation, the
                    Subsidiary Guarantors party thereto, J.P. Morgan Securities
                    Inc., Goldman, Sachs & Co., UBS Warburg LLC and Wachovia
                    Securities, Inc. dated November 22, 2002 (Exhibit 10.R to
                    our Current Report on Form 8-K dated December 11, 2002).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EL PASO ENERGY PARTNERS, L.P.
                                          By: El Paso Energy Partners Company,
                                            its General Partner

Date: December 26, 2002                   By:      /s/ D. MARK LELAND
                                            ------------------------------------
                                                       D. Mark Leland
                                            Senior Vice President and Controller
                                               (Principal Accounting Officer)

                                 EXHIBIT INDEX

     Each exhibit identified below is filed as part of this report. Exhibits included in this filing are designated by an asterisk; all exhibits not so designated are incorporated herein by reference to a prior filing as indicated.

    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------
2.A                 Contribution, Purchase and Sale Agreement by and between El
                    Paso Corporation and El Paso Energy Partners, L.P. dated
                    November 21, 2002 (Exhibit 2.A to our Current Report on Form
                    8-K dated December 11, 2002).
3.B                 Second Amended and Restated Agreement of Limited Partnership
                    effective as of August 31, 2000 (Exhibit 3.B to our Current
                    Report on Form 8-K dated March 6, 2001).
3.B.1               First Amendment to the Second Amended and Restated Agreement
                    of Limited Partnership dated November 27, 2002 (Exhibit
                    3.B.1 to our Current Report on Form 8-K dated December 11,
                    2002).
4.G                 Registration Rights Agreement by and between El Paso
                    Corporation and El Paso Energy Partners, L.P. dated as
                    November 27, 2002 (Exhibit 4.G to our Current Report on Form
                    8-K dated December 11, 2002).
4.H                 A/B Exchange Registration Rights Agreement by and among El
                    Paso Energy Partners, L.P., El Paso Energy Partners Finance
                    Corporation, the Subsidiary Guarantors party thereto, J.P.
                    Morgan Securities Inc., Goldman, Sachs & Co., UBS Warburg
                    LLC and Wachovia Securities, Inc. dated as of November 27,
                    2002 (Exhibit 4.H to our Current Report on Form 8-K dated
                    December 11, 2002).
4.I                 Indenture dated as of November 27, 2002 by and among El Paso
                    Energy Partners, L.P., El Paso Energy Partners Finance
                    Corporation, the Subsidiary Guarantors named therein and
                    JPMorgan Chase Bank, as Trustee (Exhibit 4.I to our Current
                    Report on Form 8-K dated December 11, 2002).
10.A                Amended and Restated General and Administrative Services
                    Agreement by and between DeepTech International Inc., El
                    Paso Energy Partners Company and El Paso Field Services,
                    L.P. dated November 27, 2002 (Exhibit 10.A to our Current
                    Report on Form 8-K dated December 11, 2002).
10.R                Purchase Agreement by and among El Paso Energy Partners,
                    L.P., El Paso Energy Partners Finance Corporation, the
                    Subsidiary Guarantors party thereto, J.P. Morgan Securities
                    Inc., Goldman, Sachs & Co., UBS Warburg LLC and Wachovia
                    Securities, Inc. dated November 22, 2002 (Exhibit 10.R to
                    our Current Report on Form 8-K dated December 11, 2002).